SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 0R 15 (D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 23, 2015

800 COMMERCE, INC

(Exact name of registrant as specified in its charter)

FLORIDA

(State or Other Jurisdiction of Incorporation)

333-184459	27-2019626
(Commission File Number)	(IRS Employer Identification No.)

319 Clematis Street, Suite 1008, West Palm Beach, FL	33401
(Address of Principal Executive Offices)	(Zip Code)

(561) 249-6511

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant

(a) On November 23, 2015, 800 Commerce Inc.’s (“Company”) independent registered public accounting firm D. Brooks and Associates CPA’s P.A. (“Brooks”) resigned as its independent registered public accounting firm.

Brooks’s reports on the Company’s financial statements for the years ended December 31, 2014 and December 31, 2013, contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to audit scope, or accounting principles, except the audit reports stated that there was substantial doubt about the Company’s ability to continue as a going concern.

During the Company’s two most recent fiscal years and the subsequent interim period preceding Brooks’s resignation there:

(i)   were no “disagreements” (within the meaning of Item 304(a) of Regulation S-K) with Brooks on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Brooks, would have caused Brooks to make reference to the subject matter of the disagreements in its reports on the consolidated financial statements of the Company; and

(ii)  no “reportable events” (as such term is defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided Brooks with a copy of this Form 8-K prior to its filing with the Securities and Exchange Commission (“Commission”) and requested that Brooks furnish it with a letter addressed to the Commission stating that it agrees with the statements made above.  A copy of Brooks’s letter, dated November 23, 2015, is attached herewith as Exhibit 16.1 to this Form 8-K.

(b) On November 23, 2015, upon the authorization and approval of the Board of Directors, the Company engaged MaloneBailey, LLP (“Malone”) as its independent registered public accounting firm.

During the Company’s two most recent fiscal years and the subsequent interim period preceding Malone’s engagement, neither the Company nor anyone acting on its behalf consulted Malone regarding either:

(i)	the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written report or oral advice was provided to the Company that Malone concluded was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or
(ii)	any matter that was the subject of a “disagreement” or “reportable event” (within the meaning of Item 304(a) of Regulation S-K and Item 304(a)(1)(v) of Regulation S-K respectively).

The  Company  provided  Malone  with  a  copy  of  this  Form  8-K  prior  to  its  filing  with  the Commission.

Item 9.01	Financial Statement and Exhibits

(d)	Exhibits.

The following exhibit is furnished herewith:

Exhibit Number	Description
16.1	Letter from D. Brooks and Associates CPA’s, P.A. to the Securities and Exchange Commission date November 23, 1015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 23, 2015	800 COMMERCE, INC.

	By:	/s/ B. Michael Friedman
B. Michael Friedman Chief Executive Officer